                                                                     EXHIBIT 1.1


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 2000


Available Amount to Note Holders:                                                             3,415,713.45

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertantly deposited in Collection Account                          --
(ii)      Indemnity Payments paid inadvertantly deposited in Collection Account                         --
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                                    478,341.56
          (b) Servicer Fees from current and prior Collection Period                             24,191.11
          (c) Servicing Charges inadvertantly deposited in Collection Account                           --
(iv)      Current and unpaid Back-up Servicing Fees                                                 967.64
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                           6,033.81
          Adjustment to prior month premium amount                                                      --
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees               291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                 --
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                       --
          Adjustment to prior month Class A-1 Note Interest                                             --
          Class A-2 Note Interest                                                                       --
          Class A-3 Note Interest                                                                71,333.54
          Class A-4 Note Interest                                                               202,342.75
(ix)      Class B-1 Note Interest                                                                 6,450.74
(x)       Letter of Credit Bank Fee and unpaid amounts                                              515.31
(xi)      Class B-2 Note Interest                                                                 6,043.18
(xii)     Class A-1 throught A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                                       --
          Class A-2 Principal Distribution Amount                                                       --
          Class A-3 Principal Distribution Amount                                             2,286,012.55
          Class A-4 Principal Distribution Amount                                                       --
(xiii)    Note Insuer Reimbursement Amount                                                              --
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal          49,695.92
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal          49,695.92
(xvi)     Letter of Credit Reimbursement Amount                                                         --
(xvii)    Class B-3 Note Interest                                                                 6,558.49
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal          49,695.92
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                 --
(xx)      Letter of Credit Additional Reimbursement Amount                                              --
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                          --
(xxii)    Remaining Amount to Residual Holder                                                           --
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                            --
          Class A-2 additional Principal Distribution Amount                                            --
          Class A-3 additional Principal Distribution Amount                                    166,673.34
          Class A-4 additional Principal Distribution Amount                                            --
          Class B-1 additional Principal Distribution Amount                                      3,623.33
          Class B-2 additional Principal Distribution Amount                                      3,623.33
          Class B-3 additional Principal Distribution Amount                                      3,623.33

          Reviewed By:



          ---------------------------------------------
          SANDY B. HO
          EXECUTIVE VICE PRESIDENT & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED DECEMBER 1, 2000





                   Initial         Beginning          Base           Additional         Total           Ending            Ending
                  Principal        Principal        Principal         Principal        Principal       Principal        Certificate
   Class           Balance          Balance        Distribution     Distribution     Distribution       Balance           Factor
-------------   --------------   --------------   --------------   --------------   --------------   --------------   --------------
Class A-1        32,998,000.00               --               --               --               --               --        0.0000000
Class A-2        85,479,000.00               --               --               --               --               --        0.0000000
Class A-3        51,527,000.00    13,480,353.41     2,286,012.55       166,673.34     2,452,685.89    11,027,667.52        0.2140173
Class A-4        38,238,000.00    38,238,000.00               --               --               --    38,238,000.00        1.0000000
                --------------   --------------   --------------   --------------   --------------   --------------   --------------
Total Class A   208,242,000.00    51,718,353.41     2,286,012.55       166,673.34     2,452,685.89    49,265,667.52        0.2365789
Class B-1         4,527,000.00     1,124,312.03        49,695.92         3,623.33        53,319.26     1,070,992.78        0.2365789
Class B-2         4,527,000.00     1,124,312.03        49,695.92         3,623.33        53,319.26     1,070,992.78        0.2365789
Class B-3         4,527,000.00     1,124,312.03        49,695.92         3,623.33        53,319.26     1,070,992.78        0.2365789
                --------------   --------------   --------------   --------------   --------------   --------------
Total           221,823,000.00    55,091,289.51     2,435,100.32       177,543.34     2,612,643.66    52,478,645.85

                                                                ADCPB at end of Collection Period     55,573,856.54
                                                                                                      -------------
                                                  Excess of ending ADCPB over ending note balance      3,095,210.69
                                                                                            Floor      4,527,025.86
                                                                                                      -------------
                                                                                       Difference     (1,431,815.16)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


AVAILABLE FUNDS
    Collection Account balance, as of November 30, 2000                              1,400,406.38
    Transfer payments due Collection Account from other Bankers Trust Accounts          23,057.39
    Investment earnings on amounts in Collection Account                                 7,754.22
    Payments due Collection Account from last 3 business days of Collection Period     633,273.93
    Additional contribution for terminated trade-ups and rebooked leases                       --
    Servicer Advance on current Determination Date                                   1,351,221.53
                                                                                     ------------
    Available Funds on Payment Date                                                  3,415,713.45

INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                           --
                                                                                     ------------
REMAINING AVAILABLE FUNDS                                                            3,415,713.45

INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                          --
                                                                                     ------------
REMAINING AVAILABLE FUNDS                                                            3,415,713.45

UNREIMBURSED SERVICER ADVANCES
    Unreimbursed Servicer Advances due                                                 478,341.56
    Unreimbursed Servicer Advances paid                                                478,341.56
                                                                                     ------------
    Unreimbursed Servicer Advances remaining unpaid                                            --
                                                                                     ------------
REMAINING AVAILABLE FUNDS                                                            2,937,371.89

SERVICER FEES
    Servicer Fees due                                                                   24,191.11
    Servicer Fees paid                                                                  24,191.11
                                                                                     ------------
    Servicer Fees remaining unpaid                                                             --
                                                                                     ------------
REMAINING AVAILABLE FUNDS                                                            2,913,180.78

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                 --
                                                                                     ------------
REMAINING AVAILABLE FUNDS                                                            2,913,180.78

BACK-UP SERVICER FEES
    Back-up Servicer Fees due                                                              967.64
    Back-up Servicer Fees paid                                                             967.64
                                                                                     ------------
    Back-up Servicer Fees remaining unpaid                                                     --
                                                                                     ------------
REMAINING AVAILABLE FUNDS                                                            2,912,213.14

PREMIUM AMOUNT
    Premium Amount due                                                                   6,033.81
    Premium Amount paid                                                                  6,033.81
                                                                                     ------------
    Premium Amount remaining unpaid                                                            --
                                                                                     ------------
REMAINING AVAILABLE FUNDS                                                            2,906,179.33

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
    Indenture Trustee Fee due                                                              291.67
    Indenture Trustee Fee paid                                                             291.67
                                                                                     ------------
    Indenture Trustee Fee remaining unpaid                                                     --
                                                                                     ------------
REMAINING AVAILABLE FUNDS                                                            2,905,887.66

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
    Total Indenture Trustee Expenses due                                                       --
    Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                   75,000.00
                                                                                     ------------
    Total Indenture Trustee Expenses paid                                                      --
                                                                                     ------------
    Indenture Trustee Expenses unpaid                                                          --
REMAINING AVAILABLE FUNDS                                                            2,905,887.66

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
    Class A-1 Note Interest                                                                 --
    Class A-2 Note Interest                                                                 --
    Class A-3 Note Interest                                                          71,333.54
    Class A-4 Note Interest                                                         202,342.75
                                                                                 -------------
    Total Class A Interest due                                                      273,676.29
                                                                                 -------------
REMAINING AVAILABLE FUNDS                                                         2,632,211.38

CLASS B-1 NOTE INTEREST
    Class B-1 Note Interest due                                                       6,450.74
    Class B-1 Note Interest paid                                                      6,450.74
                                                                                 -------------
    Class B-1 Note Interest remaining unpaid                                                --
                                                                                 -------------
REMAINING AVAILABLE FUNDS                                                         2,625,760.64

LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
    Letter of Credit Bank Fee due                                                       515.31
    Letter of Credit Bank Fee paid                                                      515.31
                                                                                 -------------
    Letter of Credit Bank Fee remainig unpaid                                               --
                                                                                 -------------
REMAINING AVAILABLE FUNDS                                                         2,625,245.33

CLASS B-2 NOTE INTEREST
    Class B-2 Note Interest due                                                       6,043.18
    Class B-2 Note Interest paid                                                      6,043.18
                                                                                 -------------
    Class B-2 Note Interest remaining unpaid                                                --
                                                                                 -------------
REMAINING AVAILABLE FUNDS                                                         2,619,202.15

CLASS A BASE PRINCIPAL DISTRIBUTION
    Class A Base Principal Distribution Amount due                                2,286,012.55
    Class A Note Principal Balance as of preceding Payment Date                  51,718,353.41
                                                                                 -------------
    Class A Base Principal Distribution Amount paid                               2,286,012.55
                                                                                 -------------
    Class A Base Principal Distribution Amount remaining unpaid                             --

    Class A-1 Note Principal Balance as of preceding Payment Date                           --
    Class A-1 Base Principal Distribution Amount paid                                       --
                                                                                 -------------
    Class A-1 Note Principal Balance after distribution on Payment Date                     --
                                                                                 -------------

    Remaining Class A Base Principal Distribution Amount                          2,286,012.55
                                                                                 -------------

    Class A-2 Note Principal Balance as of preceding Payment Date                           --
    Class A-2 Base Principal Distribution Amount paid                                       --
                                                                                 -------------
    Class A-2 Note Principal Balance after distribution on Payment Date                     --

    Remaining Class A Base Principal Distribution Amount                          2,286,012.55
                                                                                 -------------

    Class A-3 Note Principal Balance as of preceding Payment Date                13,480,353.41
    Class A-3 Base Principal Distribution Amount paid                             2,286,012.55
                                                                                 -------------
    Class A-3 Note Principal Balance after distribution on Payment Date          11,194,340.86

    Remaining Class A Base Principal Distribution Amount                                    --
                                                                                 -------------

    Class A-4 Note Principal Balance as of preceding Payment Date                38,238,000.00
    Class A-4 Base Principal Distribution Amount paid                                       --
                                                                                 -------------
    Class A-4 Note Principal Balance after distribution on Payment Date          38,238,000.00

REMAINING AVAILABLE FUNDS                                                           333,189.60

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


NOTE INSURER REIMBURSEMENT AMOUNT
    Note Insurer Reimbursement Amount due                                                    --
    Note Insurer Reimbursement Amount paid                                                   --
                                                                                   ------------
    Note Insurer Reimbursement Amount remaining unpaid                                       --
REMAINING AVAILABLE FUNDS                                                            333,189.60

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
    Class B-1 Note Principal Balance as of preceding Payment Date                  1,124,312.03
    Class B-1 Base Principal Distribution due                                         49,695.92
    Class B-1 Base Principal Distribution paid                                        49,695.92
                                                                                   ------------
    Class B-1 Base Principal Distribution remaining unpaid                                   --
    Class B-1 Note Principal Balance after distribution on Payment Date            1,074,616.11
REMAINING AVAILABLE FUNDS                                                            283,493.68

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
    Class B-2 Note Principal Balance as of preceding Payment Date                  1,124,312.03
    Class B-2 Base Principal Distribution due                                         49,695.92
    Class B-2 Base Principal Distribution paid                                        49,695.92
                                                                                   ------------
    Class B-2 Base Principal Distribution remaining unpaid                                   --
    Class B-2 Note Principal Balance after distribution on Payment Date            1,074,616.11
REMAINING AVAILABLE FUNDS                                                            233,797.75

LETTER OF CREDIT REIMBURSEMENT AMOUNT
    Letter of Credit Reimbursement Amount due                                                --
    Letter of Credit Reimbursement Amount paid                                               --
                                                                                   ------------
    Letter of Credit Reimbursement Amount remaining unpaid                                   --
REMAINING AVAILABLE FUNDS                                                            233,797.75

CLASS B-3 NOTE INTEREST
    Class B-3 Note Interest due                                                        6,558.49
    Class B-3 Note Interest paid                                                       6,558.49
                                                                                   ------------
    Class B-3 Note Interest remaining unpaid                                                 --
                                                                                   ------------
REMAINING AVAILABLE FUNDS                                                            227,239.26

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
    Class B-3 Note Principal Balance as of preceding Payment Date                  1,124,312.03
    Class B-3 Base Principal Distribution due                                         49,695.92
    Class B-3 Base Principal Distribution paid                                        49,695.92
                                                                                   ------------
    Class B-3 Base Principal Distribution remaining unpaid                                   --
    Class B-3 Note Principal Balance after distribution on Payment Date            1,074,616.11
REMAINING AVAILABLE FUNDS                                                            177,543.34

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
    Indenture Trustee Expenses unpaid per above                                              --
    Remaining Indenture Trustee Expenses paid                                                --
                                                                                   ------------
    Remaining Indenture Trustee Expenses unpaid                                              --
REMAINING AVAILABLE FUNDS                                                            177,543.34

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
    Additional Letter of Credit Reimbursement Amount due                                     --
    Additional Letter of Credit Reimbursement Amount paid                                    --
                                                                                   ------------
    Additional Letter of Credit Reimbursement Amount remaining unpaid                        --
REMAINING AVAILABLE FUNDS                                                            177,543.34

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
    Other Amounts Due Servicer under Servicing Agreement due                                 --
    Other Amounts Due Servicer under Servicing Agreement paid                                --
                                                                                   ------------
    Other Amounts Due Servicer under Servicing Agreement remaining unpaid                    --
REMAINING AVAILABLE FUNDS                                                            177,543.34

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR                1,609,358.50

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                               --
REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                               177,543.34

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                           177,543.34
    Adjusted Principal Distribution Sharing Ratio                                           93.878%
                                                                                    --------------
    Additional Principal Distribution to Class A                                        166,673.34

    Class A Note Principal Balance after payment above                               49,432,340.86
                                                                                    --------------
    Class A additional Principal Distribution Amount paid                               166,673.34
                                                                                    --------------
    Excess cash after payment of additional Class A Principal Distribution                      --

    Class A-1 Note Principal Balance after payment above                                        --
    Class A-1 additional Principal Distribution Amount paid                                     --
                                                                                    --------------
    Class A-1 Note Principal Balance after distribution on Payment Date                         --
                                                                                    --------------

    Remaining Class A additional Principal Distribution Amount                          166,673.34
                                                                                    --------------

    Class A-2 Note Principal Balance after payment above                                        --
    Class A-2 additional Principal Distribution Amount paid                                     --
                                                                                    --------------
    Class A-2 Note Principal Balance after distribution on Payment Date                         --

    Remaining Class A additional Principal Distribution Amount                          166,673.34
                                                                                    --------------

    Class A-3 Note Principal Balance after payment above                             11,194,340.86
    Class A-3 additional Principal Distribution Amount paid                             166,673.34
                                                                                    --------------
    Class A-3 Note Principal Balance after distribution on Payment Date              11,027,667.52

    Remaining Class A additional Principal Distribution Amount                                  --
                                                                                    --------------

    Class A-4 Note Principal Balance after payment above                             38,238,000.00
    Class A-4 additional Principal Distribution Amount paid                                     --
                                                                                    --------------
    Class A-4 Note Principal Balance after distribution on Payment Date              38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                           177,543.34
    Adjusted Principal Distribution Sharing Ratio                                            2.041%
                                                                                    --------------
    Additional Principal Distribution to Class B-1                                        3,623.33

    Class B-1 Note Principal Balance after payment above                              1,074,616.11
    Class B-1 additional Principal Distribution paid                                      3,623.33
                                                                                    --------------
    Class B-1 Note Principal Balance after distribution on Payment Date               1,070,992.78

CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                           177,543.34
    Adjusted Principal Distribution Sharing Ratio                                            2.041%
                                                                                    --------------
    Additional Principal Distribution to Class B-2                                        3,623.33

    Class B-2 Note Principal Balance after payment above                              1,074,616.11
    Class B-2 additional Principal Distribution paid                                      3,623.33
                                                                                    --------------
    Class B-2 Note Principal Balance after distribution on Payment Date               1,070,992.78

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                       177,543.34
    Adjusted Principal Distribution Sharing Ratio                                        2.041%
                                                                                 -------------
    Additional Principal Distribution to Class B-3                                    3,623.33

    Class B-3 Note Principal Balance after payment above                          1,074,616.11
    Class B-3 additional Principal Distribution paid                                  3,623.33
                                                                                 -------------
    Class B-3 Note Principal Balance after distribution on Payment Date           1,070,992.78

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                      58,058,652.79
      ADCPB, end of Collection Period                                            55,573,856.54
                                                                                 -------------
      Base Principal Amount                                                       2,484,796.25

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period             1,176,489.80
      Servicing Advances collected during the current Collection Period             698,148.24
                                                                                 -------------
      Unreimbursed Servicing Advances as of current Determination Date              478,341.56

CALCULATION OF INTEREST DUE

                  Beginning                                 Current                                  Total
                  Principal             Interest           Interest             Overdue            Interest
  Class            Balance                Rate                Due               Interest              Due
---------     ---------------      ---------------      ---------------     ---------------     ---------------
Class A-1                  --               5.7325%                  --                  --                  --
Class A-2                  --               6.3500%                  --                  --                  --
Class A-3       13,480,353.41               6.3500%           71,333.54                  --           71,333.54
Class A-4       38,238,000.00               6.3500%          202,342.75                  --          202,342.75
Class B-1        1,124,312.03               6.8850%            6,450.74                  --            6,450.74
Class B-2        1,124,312.03               6.4500%            6,043.18                  --            6,043.18
Class B-3        1,124,312.03               7.0000%            6,558.49                  --            6,558.49
              ---------------                           ---------------     ---------------     ---------------
                55,091,289.51               6.3762%          292,728.69                  --          292,728.69

CALCULATION OF PRINCIPAL DUE

                     Base               Base                                  Total
                  Principal          Principal            Overdue           Principal
  Class          Amount Pct.           Amount            Principal             Due
---------       ------------        ------------       ------------       ------------
Class A                 92.0%       2,286,012.55                 --       2,286,012.55
Class B-1                2.0%          49,695.92                 --          49,695.92
Class B-2                2.0%          49,695.92                 --          49,695.92
Class B-3                2.0%          49,695.92                 --          49,695.92
                                    ------------       ------------       ------------
                                    2,435,100.32                 --       2,435,100.32

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date         58,058,652.79
      Servicer Fee Rate                                      0.500%
      One-twelfth                                             1/12
                                                    --------------
      Servicer Fee due current period                    24,191.11
      Prior Servicer Fee arrearage                              --
                                                    --------------
      Servicer Fee due                                   24,191.11

CALCULATION OF BACK-UP SERVICER FEE
      ADCPB as of the prior Calculation Date         58,058,652.79
      Back-up Servicer Fee Rate                              0.020%
      One-twelfth                                             1/12
                                                    --------------
      Back-up Servicer Fee due Current Period               967.64
      less overpayment from prior period                        --
      Prior Back-up Servicer Fee Arrearage                      --
                                                    --------------
      Back-up Servicer Fee due                              967.64

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 2000



CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period                            51,718,353.41
      Premium Rate                                                                                                  0.140%
      One-twelfth                                                                                                    1/12
                                                                                                          ---------------
      Premium Amount due Current Period                                                                          6,033.81
      Prior Premium Amount arrearage                                                                                   --
                                                                                                          ---------------
      Total Premium Amount due                                                                                   6,033.81

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                                     291.67
      Prior Indenture Trustee Fee arrearage                                                                            --
                                                                                                          ---------------
      Total Indenture Trustee Fee due                                                                              291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)                        1,124,312.03
      Letter of Credit Bank Fee Rate                                                                                 0.55%
      One-twelfth                                                                                                    1/12
                                                                                                          ---------------
      Letter of Credit Bank Fee due Current Period                                                                 515.31
      Letter of Credit Bank Fee arrearage                                                                              --
                                                                                                          ---------------
      Total Letter of Credit Bank Fee arrearage due                                                                515.31

LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Letter of Credit Reimbursement Amount due current period                                                         --
      Prior Letter of Credit Reimbursement Amount arrearage                                                            --
                                                                                                          ---------------
      Total Letter of Credit Reimbursement Amount due                                                                  --

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                                   --
      Prior Indenture Trustee Expenses arrearage                                                                       --
                                                                                                          ---------------
      Total Indenture Trustee Expenses due                                                                             --

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Additional Letter of Credit Reimbursement Amount due current period                                              --
      Prior Additional Letter of Credit Reimbursement Amount arrearage                                                 --
                                                                                                          ---------------
      Total Additional Letter of Credit Reimbursement Amount due                                                       --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                                            --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                           --
                                                                                                          ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                                       --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 2000



FLOOR CALCULATION
      Initial ADCPB                                                                                        226,351,292.85
      Floor percent                                                                                                  2.00%
                                                                                                          ---------------
      Floor                                                                                                  4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                                            55,573,856.54

      Aggregate Note Balances prior to any payment on current Payment Date                                  55,091,289.51
      Payments on payment date prior to application of Floor Amount, if any
      Class A                                                                                                2,286,012.55
      Class B-1                                                                                                 49,695.92
      Class B-2                                                                                                 49,695.92
      Class B-3                                                                                                 49,695.92
                                                                                                          ---------------
      Total Base Principal Amount distributions on current payment date                                      2,435,100.32
                                                                                                          ---------------
      Aggregate Note Balance after payment of Base Principal Amount                                         52,656,189.19
                                                                                                          ---------------
      Excess of ADCPB over Ending Note Balances                                                              2,917,667.35

      Difference between excess and floor                                                                    1,609,358.50

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 2000


RESTRICTING EVENT DETERMINATION:

                                                                                                     Yes/No
                                                                                                     ------
A) Event of Servicer Termination (Yes/No)                                                              No
B) Note Insurer has Made a Payment (Yes/No)                                                             No
C) Gross Charge Off Event has Occurred (Yes/No)                                                        No
D) Delinquency Trigger Event has Occurred (Yes/No)                                                     No



EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                     Yes/No
                                                                                                     ------
A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                              No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B-1 Maturity
Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
Notes, or Class B-3 Notes, as the case may be.                                                         No




EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

Section                                 Event                                                        Yes/No
--------      ----------------------------------------------------------------------------           ------
6.01(i)       Failure to make payment required                                                         No
6.01(ii)      Failure to submit Monthly Statement                                                      No
6.01(iii)     Failure to Observe Covenants in Servicing Agreement                                      No
6.01(iv)      Servicer consents to appointment of custodian, receiver, etc.                            No
6.01(v)       Servicer files a voluntary petition for bankruptcy                                       No
6.01(vi)      Order of judgement in excess of $500,000                                                 No
6.01(vii)     Petition under bankruptcy laws against Servicer is not stayed, withdrawn
              or dismissed within 60 days                                                              No
6.01(viii)    Assignment by Servicer to a delegate its rights under Servicing Agreement                No
6.01(ix)      Servicer Trigger Event as contained in the Insurance Agreement has occurred.             No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


Gross Charge Event Calculation:

                                                          Result
                                                          ------
Gross Charge Off Ratio Current Period                      (0.27)%
Gross Charge Off Ratio Prior Period                        (0.45)%
Gross Charge Off Ratio Second Prior Period                 (0.04)%
                                                          ------
Average of Gross Charge Off Ratio for Three Periods        (0.25)%
Maximum Allowed                                             2.50%

    Gross Charge Off Ratio:

                          ADCPB of                                                         Gross Charge Off Ratio
                       All Defaulted         Less                                               Charge Offs/
                         Contracts         Recoveries       Charge Offs        ADCPB               ADCPB
                       -------------       -----------      ------------   -------------   ----------------------
    Current Period              0.00         12,318.49       (12,318.49)   55,573,856.54             (0.27)%
    Prior Period           69,340.29         91,217.76       (21,877.47)   58,058,652.79             (0.45)%
    Second Prior Period   230,012.89        232,070.31        (2,057.42)   61,339,196.06             (0.04)%


Delinquency Event Calculation:

                                                                                                 Results
                                                                                                 -------
    Delinquency Trigger Ratio Current Period                                                       3.20%
    Delinquency Trigger Ratio Prior Period                                                         3.33%
    Delinquency Trigger Ratio Second Prior Period                                                  3.11%
                                                                                                  -----
    Average of Delinquency Trigger Ratios                                                          3.21%
    Maximum Allowed                                                                                7.50%

    Delinquency Trigger Ratio:

                                               A                      B                       A/B
                                       ------------------       ---------------        -------------------
                                            ADCPB of               ADCPB of
                                       Contract > 30 Days        All Contracts         Delinquency Trigger
                                            Past Due            As of Month-End               Ratio:
                                       ------------------       ---------------        -------------------
Current Period                             1,807,864.11          56,488,525.33                    3.20%
Prior Period                               1,955,113.27          58,789,727.70                    3.33%
Second Prior Period                        1,907,984.83          61,339,196.05                    3.11%

                               ADCPB          Delinquency Ratio
                             ----------       -----------------
Current                      54,680,661               96.80%
31-60 Days Past Due             804,576                1.42%
61-90 Days Past Due             452,938                0.80%
91+ Days Past Due               550,350                0.97%
                             ----------          ----------
TOTAL                        56,488,525              100.00%

Substitution Limits

ADCPB as of Cut-Off Date                          226,351,292.85
Maximum Substitution (10% of Initial)              22,635,129.29

Prior month Cumulative ADCPB Substituted            2,920,404.24
Current month ADCPB Substituted                       138,699.54
                                                  --------------
Cumulative ADCPB Substituted                        3,059,103.78